Exhibit 10.2

FIRST AMENDMENT

THIS FIRST AMENDMENT (this "Amendment") dated as of May 17, 2011 to the Credit Agreement referenced below is by and among CACI International Inc, a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the "Credit Agreement") dated as of October 21, 2010 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the Required Lenders have agreed to the requested modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.     Amendment.  The definition of "Specified Restricted Payments" in Section 1.01 of the Credit Agreement is amended to read as follows:

"Specified Restricted Payments" means:

(a)     Restricted Payments in an aggregate amount not to exceed $30 million during the period from the Closing Date through March 31, 2011;

(b)     Restricted Payments in an aggregate amount not to exceed $175 million during the period from April 1, 2011 through December 31, 2011;

(c)     Restricted Payments in an aggregate amount not to exceed $30 million in the 12 month period commencing on January 1, 2012; and

(d)     Restricted Payments in an aggregate amount not to exceed $30 million in any 12 month period ending after December 31, 2012 plus up to $20 million of the unused amount available for Specified Restricted Payments during the immediately preceding 12 month period (i) excluding any carry forward available from any prior 12 month period and (ii) assuming that such Restricted Payments in any 12 month period are made first with the applicable limitation for such 12 month period and then with the carry forward from the immediately preceding 12 month period).

3.     Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

4.     Amendment is a "Loan Document".  This Amendment is a Loan Document and all references to a "Loan Document" in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.     Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

6.     Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party's obligations under the Loan Documents.

7.     Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8.     No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.     Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10.     Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:	CACI INTERNATIONAL INC, a Delaware corporation

	By:	/s/ Thomas A. Mutryn

Name: Thomas A. Mutryn
Title: Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	CACI PRODUCTS COMPANY, a Delaware corporation
CACI PRODUCTS COMPANY CALIFORNIA, a California corporation
CACI, INC.-FEDERAL, a Delaware corporation
CACI, INC.-COMMERCIAL, a Delaware corporation
CACI TECHNOLOGIES, INC., a Virginia corporation
CACI DYNAMIC SYSTEMS, INC., a Virginia corporation
CACI PREMIER TECHNOLOGY, INC., a Delaware corporation
CACI MTL SYSTEMS, INC., a Delaware corporation
CACI SYSTEMS, INC., a Virginia corporation
CACI-CMS INFORMATION SYSTEMS, INC, a Virginia corporation
CACI ENTERPRISE SOLUTIONS, INC., a Delaware corporation
R.M. VREDENBURG & CO., a Virginia corporation
CACI-WGI, INC., a Delaware corporation
CACI SECURED TRANSFORMATIONS, INC., a Florida corporation
CACI-NSR, INC., a Delaware corporation
CACI TECHNOLOGY INSIGHTS, INC., a Virginia corporation
CACI-ATHENA, INC., a Delaware corporation
BUSINESS DEFENSE AND SECURITY CORPORATION, a Virginia corporation
CACI-ISS, INC., a Delaware corporation
SYSTEMWARE INCORPORATED, a California corporation
APPLIED SYSTEMS RESEARCH, INC., a Virginia corporation
TECHNIGRAPHICS, INC., an Ohio corporation

By:	/s/ Thomas A. Mutryn

Name: Thomas A. Mutryn
Title: Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Roberto Salazar

Name: Roberto Salazar
Title: Vice President

[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Michael J. Radcliffe

Name: Michael J. Radcliffe
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.
	By:	/s/ Anthony Galea

Name: Anthony Galea
Title: Vice President

SUNTRUST BANK
	By:	/s/Tesha Winslow

Name: Tesha Winslow
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA
	By:	/s/ Sandra BVW Braun

Name: Sandra BVW Braun
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
	By:	/s/ Scott Santa Cruz

Name: Scott Santa Cruz
Title: Managing Director

RBC BANK (USA)
	By:	/s/ Richard Marshall

Name: Richard Marshall
Title: Market Executive - National Division

BRANCH BANKING AND TRUST COMPANY
	By:	/s/James E. Davis

Name: James E. Davis
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION
	By:	/s/ C K Talsania

Name: Crissola Kennedy Talsania
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK
By:

Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:

Name:
Title:

TD BANK, N.A.
	By:	/s/ Louise M. Wager

Name: Louise M. Wager
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION
	By:	/s/ Christine L. Wagner

Name: Christine L. Wagner
Title: Senior Vice President

CAPITAL ONE, N.A.
	By:	/s/ Emily Lappé

Name: Emily Lappé
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
	By:	/s/ Shaheen Malik

Name: Shaheen Malik
Title: Vice President

THE NORTHERN TRUST COMPANY
	By:	/s/ Lisa McDermott

Name: Lisa McDermott
Title: Vice President

FIRST COMMONWEALTH BANK
	By:	/s/ Lawrence C. Deihle

Name: Lawrence C. Deihle
Title: Senior Vice President

TAIPEI FUBON COMMERCIAL BANK, CO., LTD.
By:

Name:
Title:

BANK LEUMI USA
	By:	/s/ Joung Hee Hong

Name: Joung Hee Hong
Title: First Vice President

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH
By:

Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH
By:

Name:
Title:

ROYAL BANK OF CANADA
	By:	/s/ Richard Smith

Name: Richard Smith
Title: Authorized Signatory